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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934



              Date of Report (Date of earliest event reported): April 17, 2007


                               AMBASE CORPORATION
             (Exact name of registrant as specified in its charter)




        Delaware                         1-07265                95-2962743

 (State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
    of incorporation)                                      Identification No.)



                       100 PUTNAM GREEN, GREENWICH, CT 06830-6027
              (Address of principal executive offices, including zip code)


                                 (203) 532-2000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]Written communications pursuant to Rule 425 under the Securities
                           Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange
                           Act (17 CFR 240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
                           Act (17 CFR 240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
                           Act (17 CFR 240.13e-4(c)).









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Item 8.01     OTHER EVENTS.

The Company announced that on April 13, 2007, Senior Judge Smith ("Judge Smith") of the United States Court of Federal Claims (the "Court of Claims" or the "Court") issued an order scheduling pre-trial, and trial deadlines and dates, including scheduling a trial to commence on February 11, 2008.
The Court order stated the following:

"Per the status conference held on April 12, 2007, the Court SCHEDULES oral argument for Wednesday, November 14, 2007 at 2:30 p.m. EST in Courtroom #9, U.S. Court of Federal Claims, National Courts Building, to decide whether the trial schedule below can be avoided by summary judgment. The parties are ORDERED to submit their respective positions with regard to summary judgment, in writing, on or before October 31, 2007.

The Court SCHEDULES the following pre-trial and trial deadlines and dates:

         December 7, 2007 - Parties exchange exhibit and witness lists December 21, 2007 - Plaintiffs and FDIC-R file Appendix A submissions January 21, 2008 - Defendant files Appendix A submissions
         February 11, 2008 -Trial to commence

The Court furthers SCHEDULES a pretrial conference to be held on Wednesday, January 30, 2008, at 2:30 p.m. EST, in Courtroom #9, U.S. Court of Federal Claims, National Courts Building."

The Company can give no assurances regarding, the commencement date of a trial or the ultimate outcome of the litigation. The Court of Claims opinions in the Company's case, as well as other decisions in Winstar-related cases are publicly available on the Court of Claims web site at www.cofc.uscourts.gov. Decisions in other Winstar-related cases may be relevant to the Company's Supervisory Goodwill claims, but are not necessarily indicative of the ultimate outcome of the Company's actions.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AMBASE CORPORATION



                                By:    /s/ John P. Ferrara
                                 ----------------------------
                                    John P. Ferrara
                                    Vice President and Chief Financial
                                    Officer and Controller
                                   (Principal Financial and Accounting Officer)



 Date:  April 17, 2007